BLACKROCK FUNDS V

BlackRock Emerging Markets Local Currency Bond Fund

(the “Fund”)

Supplement dated February 8, 2019

to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund,

each dated August 10, 2018, as supplemented to date

On February 7, 2019, the Board of Trustees of BlackRock Funds V (the “Trust”), on behalf of the Fund, a series of the Trust, approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 P.M. (Eastern time) on March 11, 2019, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about March 15, 2019 (the “Liquidation Date”), shareholders of the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. The Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the Liquidation, the Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the Fund’s liquidation on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-EMLCB-0219SUP